PHOENIX-SENECA FUNDS

                         Supplement dated April 12, 2004
   to the Prospectus dated January 29, 2004, as supplemented February 20, 2004


Please note that the correct name of the trust is Phoenix-Seneca Funds. An earlier supplement contained an incorrect name for the trust in the title. We apologize for any confusion this may have caused.


IMPORTANT NOTICE TO INVESTORS

The prospectus of the Phoenix-Seneca Funds is hereby amended and supplemented as described below.

PHOENIX-SENECA BOND FUND

Under the heading "Principal Investment Strategies" on page 1 of the prospectus, the first and second arrowed strategies are deleted and replaced in their entirety with the following:
> The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("S&P"). However, the fund may invest in high yield-high risk securities (junk bonds). The average rating of the fund's portfolio as of December 31, 2003 was A1/A+. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days' written notice to shareholders.

Under the heading "Principal Investment Strategies" on page 1 of the prospectus, the last arrowed strategy is supplemented by adding the following information after the second sentence: "At December 31, 2003, the average maturity of the fund's fixed income securities was 7.51 years and the average duration was 4.56 years."

The following disclosure is hereby inserted following the last arrowed strategy under "Principal Investment Strategies" on page 1 of the prospectus:
> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

PHOENIX-SENECA EQUITY INCOME FUND

Under the heading "Principal Investment Strategies" on page 6, the following strategy is added:
> The fund may invest in equity securities of issuers of any market capitalization. At December 31, 2003, the average market capitalization of the fund's equity securities was $11.78 billion. The fund may invest in fixed income securities of any rating category and of any maturity and duration, although generally the fund invests in investment grade fixed income securities. At December 31, 2003, the fund held no fixed income securities.

Under the heading "Risks Related to Principal Investment Strategies" on page 7, the following disclosure is added:

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally the lower the credit rating of a security the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to change in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term maturaties.

Under the heading "Risks Related to Principal Investment Strategies," the disclosure under the subheading "Equity Securities" on page 7 is replaced in its entirety by the following:
EQUITY SECURITIES
Conditions affecting the overall economy, specific industries or companies in which the fund invest can be worse than expected and investments may fail to perform as the adviser expects. Companies with smaller capitalizations may also be subject to greater performance volatility due to the potential impact of cultural, economic, regulatory or technology developments.

PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

Under the heading "Principal Investment Strategies" on page 12 of the prospectus, the first arrowed strategy is supplemented by adding the following information after the last sentence: "The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days' written notice to shareholders.

Under the heading "Principal Investment Strategies" on page 12 of the prospectus, the fourth arrowed strategy is deleted as this disclosure also appears in the first arrowed strategy.

The following disclosure is hereby inserted following the last arrowed strategy under "Principal Investment Strategies" on page 12 of the prospectus:
> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Under the heading "Risks Related to Principal Investment Strategies" on page 13 of the prospectus, the disclosure entitled "Foreign Investing" is hereby deleted. Although the fund may invest in foreign securities, such investments are not among the fund's principal investment strategies; therefore disclosure of the risks of foreign investing appears under "Additional Investment Techniques" on page 17 of the prospectus.

ALL FUNDS

Under the heading "Additional Investment Techniques" beginning on page 17 of the prospectus, the reference to the Equity Income Fund is removed from the disclosure entitled "Debt Securities." Disclosure regarding the risks of investing in debt securities appears in the fund's "Risks Related to Principal Investment Strategies."

Under the subheading "What arrangement is best for you?" on page 24 of the prospectus, the following paragraph is hereby inserted prior to the existing paragraph:
         The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP2069SEC (04/04)